UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2025

Splash Beverage Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40471	34-1720075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1314 East Las Olas Blvd., Suite 221

Fort Lauderdale, Florida 33316

(Address of principal executive offices, including zip code)

(954) 745-5815
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SBEV	NYSE American
Warrants to purchase Common Stock	SBEV-WT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 23, 2025, Splash Beverage Group, Inc. (the “Company”) received notice from NYSE Regulation that it has determined to commence delisting proceedings with respect to the Company’s publicly traded warrants to purchase shares of common stock for $1.84 per share, which are listed on NYSE American under the symbol SBEV-WT (the “Public Warrants”). The notice stated that the Public Warrants are no longer suitable for continued listing pursuant to Section 1001 of the NYSE American Company Guide due to their low trading price. As a result, trading in the Public Warrants was suspended effective immediately on July 23, 2025.

NYSE Regulation indicated that it will apply to the U.S. Securities and Exchange Commission (the “SEC”) to delist the Public Warrants upon completion of all applicable procedures, which provide, among other things, that the Company has the right to appeal NYSE Regulation’s until July 30, 2025. The Company does not intend to NYSE Regulation’s determination to delist the Public Warrants.

The delisting of the Public Warrants will not impact the listing or trading of the Company’s common stock, which will remain listed on the NYSE American under the ticker symbol SBEV. Additionally, the delisting of the Public Warrants will have no effect on the Company’s business operations or its ongoing reporting obligations under SEC rules.

Following the delisting, the Public Warrants may be eligible for quotation on an over-the-counter market, such as the OTC Pink tier of OTC Markets Group Inc., if a market maker applies for and obtains approval from FINRA to quote the securities. However, there can be no assurance that any market maker will apply to quote the Public Warrants, or that any such trading will commence or be sustained.

Item 7.01. Regulation FD Disclosure.

On July 29, 2025, the Company issued a press release announcing the receipt of the delisting notice for its Public Warrants from NYSE American. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information contained in this Item 7.01 shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated July 29, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Splash Beverage Group, Inc.

Date: July 29, 2025	By:	/s/ Robert Nistico
	Name:	Robert Nistico
	Title:	Chief Executive Officer